ForeRetirement Variable Annuity

Supplement dated August 12, 2025 to your Prospectus dated May 1, 2025

Templeton Growth VIP Fund

Effective August 1, 2025, Templeton Asset Management Ltd. will no longer serve as sub-adviser to the Templeton Growth VIP Fund (the “Fund”). Templeton Global Advisors Limited will remain as adviser to the Fund.

Effective August 1, 2025, Templeton Asset Management Ltd. is deleted from the “Fund – Share Class” column for the Templeton Growth VIP Fund as listed in your prospectus under “Appendix B – Funds Available Under the Contract.”

This Supplement Should be Retained for Future Reference.

FR081225SA